Exhibit 10.4


                    INTERCREDITOR AND SUBORDINATION AGREEMENT

     This Intercreditor and Subordination Agreement (this "Agreement"), dated as of January 31, 2008 is among Societe Generale, as administrative agent (in such capacity, with its successors and assigns, the "Senior Administrative Agent") for the Senior Lenders (as defined below), Societe Generale, as administrative agent (in such capacity, the "Subordinated Administrative Agent") for the Subordinated Lenders (as defined below), and Abraxas Energy Partners, L.P., a Delaware limited partnership (the "Borrower").

     WHEREAS, the Borrower, the lenders party thereto from time to time (the "Senior Lenders"), and the Senior Administrative Agent are parties to that certain Credit Agreement dated as of January 31, 2008 (as amended, restated, supplemented and otherwise modified from time to time, the "Senior Credit Agreement");

     WHEREAS, the Borrower, the lenders party thereto from time to time (the "Subordinated Lenders"), and the Subordinated Administrative Agent are parties to that certain Subordinated Credit Agreement dated as of January 31, 2008 (as amended, restated, supplemented and otherwise modified from time to time, the "Subordinated Credit Agreement");

     WHEREAS, the Senior Lenders have agreed to make loans and other extensions of credit to the Borrower pursuant to the Senior Credit Agreement on the condition, among others, that the Obligations (as such term is defined in the Senior Credit Agreement) shall be secured by first priority liens on, and security interests in, the assets of the Borrower and any subsidiaries of the Borrower as provided therein.

     WHEREAS, the Subordinated Lenders have agreed to make loans and other extensions of credit to the Borrower pursuant to the Subordinated Credit Agreement on the condition, among others, that the Obligations (as such term is defined in the Subordinated Credit Agreement) shall be secured by second priority liens on, and security interests in, the assets of the Borrower and any subsidiaries of the Borrower as provided therein.

     WHEREAS, each of the Senior Credit Agreement and the Subordinated Credit Agreement require, among other things, that the parties set forth in this Agreement their respective rights, obligations and remedies with respect to the assets of the Borrower and its subsidiaries.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are expressly recognized by all of the parties hereto, the parties agree as follows:

                                   ARTICLE I
                                 Defined Terms.

     Section 1.01 Each capitalized term used in this Agreement, but not defined herein, shall have the meaning ascribed to such term in the Senior Credit Agreement.

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     Section 1.02 The following  terms have the following  meanings when used in this Agreement:

     "Blockage Period" means a Non-Payment Blockage Period or a Payment Blockage Period.

     "Eligible Hedge Contract" means any present or future Hedge Contract between the Borrower or any Subsidiary and a counterparty that is a Senior Lender or an Affiliate of a Senior Lender; provided that if such counterparty ceases to be a Senior Lender under the Senior Credit Agreement (or, in the case of an Affiliate of a Senior Lender, the Person affiliated therewith ceases to be a Senior Lender under the Senior Credit Agreement), such Eligible Hedge Contract shall only cover such obligations to the extent arising from transactions entered into at the time such counterparty was a Senior Lender or an Affiliate of a Senior Lender.

     "Enforcement Action" means, with respect to any Subordinated Obligations or Senior Indebtedness, any enforcement of any right or remedy including any enforcement or foreclosure of Liens granted by the Borrower or any Subsidiary to secure any or all of such Subordinated Obligations or Senior Indebtedness, any enforcement or foreclosure of Liens on any capital stock or other equity interests in the Borrower or any Subsidiary which may be granted by the Borrower or its Subsidiaries or any holder of equity in the Borrower to secure any or all of such Subordinated Obligations or Senior Indebtedness, or any other efforts to collect proceeds from the Borrower's or any of its Subsidiary's assets or properties (including proceeds of production) to satisfy the Subordinated Obligations or Senior Indebtedness, including, without limitation, the commencement or the joining with any other creditor of the Borrower or any Subsidiary in the commencement of any Insolvency Proceeding against the Borrower or any Subsidiary; provided, that none of the following shall constitute an Enforcement Action: (a) acceleration of any of the Subordinated Obligations following acceleration of any of the Senior Indebtedness (provided that such acceleration of Senior Indebtedness has not previously been rescinded), (b) acceleration of any of the Senior Indebtedness following acceleration of any of the Subordinated Obligations (provided that such acceleration of the Subordinated Obligations has not previously been rescinded), (c) actions by any Subordinated Lender to obtain possession of or receive Reorganization Securities, (d) the sending of any default notice by the Subordinated
Indebtedness Representative or any Subordinated Lender, (e) the charging of a default rate of interest by any Subordinated Lender, or (f) taking any action described above during the existence of any Insolvency Proceeding subject to the jurisdiction of a court of competent authority.

     "Insolvency Proceeding" shall mean (a) any voluntary or involuntary case, action, or proceeding before any Governmental Authority having jurisdiction over the applicable Person or its assets relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case whether undertaken under U.S. federal, state, or foreign law.

     "Non-Payment Blockage Period" means, with respect to any Non-Payment Default, the period from and including the date of receipt by the Subordinated


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Lenders or the Subordinated  Administrative  Agent or other  representative of a
Non-Payment Default Notice relating thereto until the first to occur of (a) the Payment in Full of Senior Indebtedness, (b) the 179th day after receipt of such Non-Payment Default Notice, (c) the date on which the Non-Payment Default that is the subject of such Non-Payment Default Notice has been waived in writing by the applicable holder or holders of the Senior Indebtedness or an agent or representative on their behalf, cured, or ceased to exist, or (d) the date upon
which  the  Person(s)  giving  such   Non-Payment   Default  Notice  notify  the
Subordinated   Lenders  or  the  Subordinated   Administrative  Agent  or  other
representative  in  writing  of the  termination  of such  Non-Payment  Blockage
Period.

     "Non-Payment Default" means the occurrence of any Borrowing Base Deficiency (as defined in the Senior Credit Agreement) or any event under any Senior Loan Document evidencing Senior Indebtedness, not constituting a Payment Default, which gives the holder(s) of such Senior Indebtedness, or an agent or representative acting on behalf of such holder(s), the right to cause the maturity of such Senior Indebtedness to be accelerated immediately without any further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace period.

     "Non-Payment Default Notice" means a written notice from or on behalf of the Senior Indebtedness Representative that a Non-Payment Default has occurred and is continuing which identifies such Non-Payment Default and specifically designates such notice as a "Non-Payment Default Notice".

     "Payment Blockage Period" means, with respect to any Payment Default or Senior Indebtedness Acceleration, the period from and including the date of receipt by the Subordinated Lenders or the Subordinated Administrative Agent or other representative of a Payment Default Notice relating thereto until the first to occur of (a) the Payment in Full of Senior Indebtedness, (b) if such Payment Default Notice relates to a Payment Default, the date on which the Payment Default which is the subject of such Payment Default Notice has been waived in writing by the applicable holder or holders of the Senior Indebtedness or an agent or representative on their behalf, cured or ceased to exist, or if such Payment Default Notice relates to a Senior Indebtedness Acceleration, the date on which such acceleration is rescinded, annulled or ceased to exist, or
(c) the day upon which the Person(s) giving such Payment Default Notice notify the Subordinated Lenders or the Subordinated Administrative Agent or other representative in writing of the termination of such Payment Blockage Period.

     "Payment Default" means (a) a default by the Borrower or any Guarantor in the payment of any amount owing with respect to the Senior Indebtedness, whether with respect to principal, interest, premium, letter of credit reimbursement obligations, hedge obligations, commitment fees or letter of credit fees or otherwise when the same becomes due and payable, whether at maturity or at a date fixed for payment of an installment or prepayment or by declaration or acceleration or otherwise or (b) the failure of the Borrower to deliver an election notice or to perform the actions chosen to remedy a Borrowing Base Deficiency (as defined in the Senior Credit Agreement) under Section 2.05(b)(i) of the Senior Credit Agreement.

     "Payment Default Notice" means a written notice from or on behalf of the Senior Indebtedness Representative that either (i) a Payment Default with respect to such Senior Indebtedness has occurred and is continuing, or (ii) a


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Senior  Indebtedness  Acceleration with respect to such Senior  Indebtedness has occurred  and is  continuing,  which,  in either case,  identifies  such Payment
Default  or  such  Senior   Indebtedness   Acceleration,   as  applicable,   and
specifically designates such notice as a "Payment Default Notice".

     "Payment in Full of Senior Indebtedness" means the first date on which (a) the Senior Indebtedness has been paid in cash in full, (b) all commitments of any holder of the Senior Indebtedness to make loans or extensions of credit have been terminated, (c) all letters of credit issued by any holder of the Senior Indebtedness have expired or have been terminated or cash collateralized, and
(d) all Hedge Contracts between the Borrower or any of its Subsidiaries and any Senior Lender or Affiliate of a Senior Lender have been terminated.

     "Reorganization Securities" means (a) debt securities that are issued pursuant to an Insolvency Proceeding the payment of which is subordinate and junior at least to the extent provided in this Agreement to the payment of the Senior Indebtedness outstanding at the time of the issuance thereof (including any refinancing of Senior Indebtedness pursuant to an Insolvency Proceeding) and to the payment of all debt securities issued in exchange for such Senior Indebtedness in such Insolvency Proceeding (whether such subordination is effected by the terms of such securities, an order or decree issued in such Insolvency Proceeding, by agreement of the Subordinated Lenders or otherwise), or (b) equity securities that are issued pursuant to an Insolvency Proceeding; provided, in either case, that such securities are authorized by an order or decree made by a court of competent jurisdiction in such Insolvency Proceeding.

     "Required Senior Lenders" means the "Required Lenders" as defined in the Senior Credit Agreement.

     "Senior Indebtedness" means and includes (a) all principal indebtedness for loans now outstanding or hereafter incurred, and all letter of credit reimbursement obligations now existing or hereafter arising, under the Senior Credit Agreement, provided that the aggregate outstanding principal amount of Senior Indebtedness under this clause (a) shall not exceed $300,000,000 at any time, and provided further, that if the aggregate principal amount of Senior Indebtedness (constituting principal and letter of credit reimbursement obligations) shall exceed $300,000,000, then the subordination of the Subordinated Notes as contemplated by this Agreement to the Senior Indebtedness of $300,000,000 or less shall not be impaired, (b) all amounts now or hereafter owing to any of the Senior Lenders or any of their Affiliates under any Eligible Hedge Contract, (c) all interest accruing on the Senior Indebtedness described in the preceding clauses (a) and (b), and (d) all other monetary obligations (whether now outstanding or hereafter incurred) for which the Borrower or any Guarantor is responsible or liable as obligor, guarantor or otherwise under or pursuant to any of the Senior Loan Documents including, without limitation, all fees, penalties, yield protections, breakage costs, damages, indemnification obligations, reimbursement obligations, and expenses (including, without limitation, fees and expenses of counsel to the Senior Indebtedness Representative and the Senior Lenders) together with interest on the foregoing to the extent provided for in the Senior Loan Documents. The interest described in the preceding clause (c) and the premiums and penalties described in the preceding clause (d) include, without limitation, all interest accruing after the commencement of any Insolvency Proceeding under the terms of the Senior Loan Documents whether or not such interest constitutes an allowed claim in any such Insolvency Proceeding.

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     "Senior  Indebtedness  Acceleration"  means  with,  respect  to the  Senior
Indebtedness, that the holder or holders of such Senior Indebtedness, or an agent or representative on behalf of such holder or holders, have caused the maturity of such Senior Indebtedness to be accelerated.

     "Senior Credit Agreement Event of Default" means the occurrence of an Event of Default as defined in the Senior Credit Agreement.

     "Senior Indebtedness Default" means a Payment Default or a Non-Payment Default.

     "Senior Indebtedness Representative" means (a) initially, Societe Generale, as administrative agent for the Senior Lenders under the Senior Credit Agreement or (b) such other Person selected pursuant to the terms of the Senior Credit Agreement to replace Societe Generale or the then Senior Indebtedness Representative.

     "Senior Loan Documents" means the "Loan Documents" as defined in the Senior Credit Agreement.

     "Standstill Period" means the period beginning with the commencement of a Blockage Period and ending on the earliest of (a) the date when the Senior Indebtedness Default giving rise to such Blockage Period has been cured or waived in writing, (b) Payment in Full of Senior Indebtedness, (c) the date that is 179 days after the commencement of a Blockage Period, (d) the date on which the Senior Indebtedness shall have been declared due and payable prior to its stated maturity or any holder of Senior Indebtedness commences proceedings to collect any Senior Indebtedness or realize upon any material part of the collateral for any Senior Indebtedness, and (e) the date upon which any Insolvency Proceeding is commenced.

     "Subordinated Credit Agreement Event of Default" means the occurrence of an Event of Default as defined in the Subordinated Credit Agreement.

     "Subordinated Indebtedness Representative" means (a) initially, Societe Generale, as administrative agent for the Subordinated Lenders under the Subordinated Credit Agreement or (b) such other Person selected pursuant to the terms of the Subordinated Credit Agreement to replace Societe Generale or the then Subordinated Indebtedness Representative.

     "Subordinated Loan Documents" means the "Loan Documents" as defined in the Subordinated Credit Agreement.

     "Subordinated Notes" means the "Notes" as defined in the Subordinated Credit Agreement.

     "Subordinated Obligations" means the "Obligations" as such term is defined in the Subordinated Credit Agreement (other than obligations owing in respect of any Eligible Hedge Contract with a Subordinated Lender or an Affiliate thereof that is also a Senior Lender or an Affiliate thereof, which obligations shall constitute "Senior Indebtedness").

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ARTICLE II
                                  Subordination

     Section 2.01 Subordination of Obligations. The Borrower and each Subsidiary covenant and agree, and each Subordinated Lender by its acceptance of a Subordinated Note covenants and agrees, that the payment of the Subordinated Obligations shall, to the extent set forth in this Agreement, be subordinate and junior and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed. Notwithstanding anything to the contrary set forth in this Agreement, the Borrower may make and each Subordinated Lender may accept payments, scheduled or otherwise, in respect of the Subordinated Obligations so long as (a) no Payment Blockage Period exists,
(b) no Non-Payment Blockage Period exists, (c) no Standstill Period exists, (d) no Default (as defined in the Senior Credit Agreement) or Senior Credit Agreement Event of Default exists, and (e) no Borrowing Base Deficiency (as defined in the Senior Credit Agreement) exists; provided, however, that the existence of any Non-Payment Default or a Standstill Period resulting from any Non-Payment Default, shall not prevent or prohibit the Borrower or any Subsidiary from paying or prepaying the Subordinated Obligations in full or in part prior to the repayment or prepayment of any Senior Indebtedness so long as
(y) any Borrowing Base Deficiency is cured prior to such payment or prepayment and (z) such payment or prepayment of the Subordinated Obligations is made using Equity Issuance Proceeds to the extent permitted under Section 2.05(b) of the Senior Credit Agreement.

     Section 2.02 Payment Default or Acceleration. Except under circumstances when the terms of Section 2.05 of this Agreement are applicable, if (a) a Payment Default or Senior Indebtedness Acceleration shall have occurred and be continuing and (b) the Subordinated Lenders or the Subordinated Indebtedness Representative shall have received a Payment Default Notice, then neither the Borrower nor any Subsidiary may make, and no Subordinated Lender shall accept, receive or collect, any direct or indirect payment or distribution of any kind or character (in cash, securities, other Property, by setoff, or otherwise other than Reorganization Securities) of any properties or assets of the Borrower or any Subsidiary on account of the Subordinated Obligations during the Payment Blockage Period; provided, however, that in the case of any payment on or in respect of any Subordinated Obligation that would (in the absence of any such Payment Default Notice) have been due and payable on any date (a "Scheduled Payment Date") during such Payment Blockage Period pursuant to the terms of the Subordinated Notes as in effect on the date hereof or as amended consistent with the provisions of Section 2.12 of this Agreement, the provisions of this Section
2.02 shall not prevent the making and acceptance of such payment (a "Scheduled Payment"), together with any additional default interest as is due on the Subordinated Notes, on or after the date immediately following the termination of such Payment Blockage Period. In the event that, notwithstanding the foregoing, either the Borrower or any Subsidiary shall make any payment or distribution to any Subordinated Lender prohibited by the foregoing provisions of this Section 2.02, then and in such event such payment or distribution shall be held in trust for the benefit of and immediately shall be paid over to the holders of the Senior Indebtedness or the Senior Indebtedness Representative for application against the Senior Indebtedness remaining unpaid until such Senior Indebtedness is paid in full in cash. Any Payment Default Notice shall be deemed


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received  by the  Subordinated  Lenders  upon the date of actual  receipt by the
Subordinated Lenders or the Subordinated Indebtedness Representative of such Payment Default Notice in writing.

     Section 2.03 Non-Payment Default. Except under circumstances when the terms of Section 2.02 or Section 2.05 of this Agreement are applicable, if (a) a Non-Payment Default shall have occurred and be continuing, (b) the Subordinated Lenders or the Subordinated Indebtedness Representative shall have received a Non-Payment Default Notice, and (c) no Non-Payment Default Notice shall have been given within the 360-day period immediately preceding the giving of such Non-Payment Default Notice, then neither the Borrower nor any Subsidiary may make, and no Subordinated Lender shall accept, receive or collect, any direct or indirect payment or distribution of any kind or character (in cash, securities, other Property, by setoff, or otherwise other than Reorganization Securities) of any properties or assets of the Borrower or any Subsidiary on account of the Subordinated Obligations during the Non-Payment Blockage Period; provided, however, that in the case of any Scheduled Payment on or in respect of any Subordinated Obligation that would (in the absence of any such Non-Payment Default Notice) have been due and payable on any Scheduled Payment Date during such Non-Payment Blockage Period pursuant to the terms of the Subordinated Notes as in effect on the date hereof or as amended consistent with the requirements of Section 2.12 of this Agreement, the provisions of this Section 2.03 shall not prevent the making and acceptance of such Scheduled Payment, together with any additional default interest as is due on the Subordinated Notes, on or after the date immediately following the termination of such Non-Payment Blockage Period. In the event that, notwithstanding the foregoing, the Borrower or any Subsidiary shall make any payment or distribution to any Subordinated Lender prohibited by the foregoing provisions of this Section 2.03, then and in such event such payment or distribution shall be held in trust for the benefit of and immediately shall be paid over to the holders of the Senior Indebtedness or the Senior Indebtedness Representative for application against the Senior Indebtedness remaining unpaid until such Senior Indebtedness is paid in full in cash. Any Non-Payment Default Notice shall be deemed received by the Subordinated Lenders upon the date of actual receipt by the Subordinated Lenders or the Subordinated Indebtedness Representative of such Non-Payment Default Notice in writing.

     Section 2.04 Standstill. At any time that a Standstill Period is in effect, the Subordinated Lenders and the Subordinated Indebtedness Representative or any other representative of the Subordinated Lenders will not commence any Enforcement Action relative to the Borrower or any Subsidiary. Upon the termination of the Standstill Period, the Subordinated Lenders may exercise all rights or remedies they may have in law or equity; provided, however, that if a Standstill Period terminates pursuant to clause (e) of the definition thereof, no Subordinated Lender and no agent or representative thereof shall exercise any remedies against, or attempt to foreclose upon, garnish, sequester or execute upon, any Property known to it as constituting collateral for the Senior
Indebtedness (other than to file or record any judgment Liens it may have obtained against such collateral) during the period that such Standstill Period would have been in effect but for termination pursuant to clause (e) of the definition of "Standstill Period;" provided further, that the Payment Blockage Period or the Non-Payment Blockage Period, as the case may be, if not also terminated, shall continue for its full period notwithstanding the termination of the Standstill Period. Notwithstanding the foregoing, no Standstill Period may be commenced while any other Standstill Period exists or within 180 days


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following the  termination of any prior  Standstill  Period  (provided that this sentence shall not relieve any Subordinated Lender of its obligation to provide notice under Section 2.09 of this Agreement).

     Section 2.05 Insolvency; Bankruptcy; Etc. In the event of the institution of any Insolvency Proceeding relative to the Borrower or any Subsidiary, then:

         (a) The holders of the Senior Indebtedness shall be entitled to receive payment in full in cash of the Senior Indebtedness before the Subordinated Lenders are entitled to receive any direct or indirect payment or distribution of any kind or character, whether in cash, Property or securities (other than Reorganization Securities) on account of the Subordinated Obligations.

         (b) Any direct or indirect payment or distribution of any kind or character, whether in cash, Property or securities, by setoff or otherwise, which may be payable or deliverable in such proceedings in respect of the Subordinated Obligations but for the provisions of this Agreement shall be paid or delivered by the Person making such payment or distribution, whether the Borrower, a Subsidiary of the Borrower, a trustee in bankruptcy, a receiver, a liquidating trustee, or otherwise, directly to the holders of the Senior Indebtedness or the Senior Indebtedness Representative, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid; provided, however, that no delivery of any Reorganization Securities shall be made to any holders of the Senior Indebtedness. In the event that, notwithstanding the foregoing provisions of this Section 2.05, any Subordinated Lender shall have received any such payment or distribution of any kind or character, whether in cash, Property or securities (other than Reorganization Securities), by setoff or otherwise, before all Senior Indebtedness is paid in full in cash, which is to be paid to the holders of the Senior Indebtedness under the foregoing provisions of this Section 2.05, then and in such event such payment or distribution shall be held in trust for the benefit of and immediately shall be paid over to the holders of the Senior Indebtedness or the Senior Indebtedness Representative for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in cash.

         (c) If no proof of claim is filed in any Insolvency Proceeding with respect to any Subordinated Obligations by the tenth day prior to the bar date for any such proof of claim, the Senior Indebtedness Representative may, after notice to the Subordinated Lenders or the Subordinated Administrative Agent or other representative, file such a proof of claim on behalf of the Subordinated Lenders, and each Subordinated Lender hereby irrevocably appoints the Senior Indebtedness Representative as its agent and attorney-in-fact for such limited purpose; provided, that the foregoing shall not confer to the holder of any Senior Indebtedness the right to vote on behalf of the Subordinated Lenders in any Insolvency Proceedings. The Senior Indebtedness Representative shall promptly deliver to the Subordinated Indebtedness Representative a copy of any proof of claim filed by it pursuant to this Section, but there shall no be no liability for failure to deliver such copy.

     Section 2.06 No Impairment. No right of any present or future holder of Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any Subsidiary or by any non-compliance by the Borrower or any Subsidiary with the terms, provisions, and covenants of this Agreement, the Subordinated Credit Agreement or the Subordinated Notes, regardless of any knowledge thereof any such Subordinated Lender may have or be otherwise charged with. The provisions of this Agreement shall be enforceable directly by any present or future holder of the Senior Indebtedness and/or the Senior Indebtedness Representative.

     Section 2.07 Rights of Creditors; Subrogation. The provisions of this Agreement are for the purpose of defining the relative rights of the holders of the Senior Indebtedness on the one hand, and the Subordinated Lenders on the other hand, and nothing herein shall impair, as between the Borrower and the Guarantors and the Subordinated Lenders, the obligation of the Borrower and the Guarantors, which are unconditional and absolute, to pay to the Subordinated Lenders the principal thereof and interest thereon and any other amounts owing in accordance with their terms and the provisions thereof, nor shall anything herein, except as otherwise provided in Section 2.04 of this Agreement, prevent the Subordinated Lenders from exercising all remedies otherwise permitted by applicable law or hereunder upon default under the Subordinated Credit Agreement or under the Subordinated Notes (including the right to demand payment and sue for performance thereof and of the Subordinated Notes and to accelerate the maturity thereof as provided by the terms of the Subordinated Notes), subject to the rights of holders of the Senior Indebtedness under this Agreement. Upon the Payment in Full of Senior Indebtedness, the Subordinated Lenders shall, to the extent of any payments or distributions paid or delivered to the holders of the Senior Indebtedness or otherwise applied to the Senior Indebtedness pursuant to the provisions of this Agreement, be subrogated to the rights of the holders of the Senior Indebtedness to receive payments or distributions of assets of the Borrower or any Guarantor made on Senior Indebtedness (and any security therefor) until the Subordinated Obligations shall be paid in full (and, for this purpose, no such payments or distributions paid or delivered to the holders of the Senior Indebtedness or otherwise applied to the Senior Indebtedness shall be deemed to have discharged the Subordinated Obligations), and, for the purposes of such subrogation, no payments to the holders of the Senior Indebtedness of any cash, assets, stock, or obligations to which the
Subordinated Lenders would be entitled except for the provisions of this Agreement shall, as between the Borrower and the Guarantors, any of their respective creditors (other than the holders of the Senior Indebtedness), and the Subordinated Lenders, be deemed to be a payment by the Borrower or any Guarantor to or on account of Senior Indebtedness. The fact that failure to make any payment on account of the Subordinated Obligations is caused by reason of the operation of any provision of this Agreement shall not be construed as preventing the occurrence of a Subordinated Credit Agreement Event of Default.

     Section  2.08  Payments  on  Senior  Indebtedness.  In the  event  that any
Subordinated Lender determines in good faith that evidence is required with respect to (a) the right of any holder of the Senior Indebtedness to participate in any payment or distribution pursuant to this Agreement or (b) the amount of such participation, such Subordinated Lender may request such Person to furnish evidence to the reasonable satisfaction of such Subordinated Lender as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Agreement, and if such evidence is not furnished, such Subordinated Lender may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment; provided that, upon the written request of such Person to such Subordinated Lender, such payment shall be made to the court having jurisdiction over such judicial determination or to another Person mutually satisfactory to such Person and such Subordinated Lender, as escrowee, to be held and invested pending such judicial determination in accordance with such instructions as shall be mutually satisfactory to such Person and such Subordinated Lender and upon such judicial determination becoming final and non-appealable to be distributed in accordance therewith to the Person entitled thereto.

Section 2.09      Notice of Acceleration, Enforcement Action.

         (a) Each Subordinated Lender agrees that in the event any Subordinated Credit Agreement Event of Default shall occur, and as a result thereof, any Subordinated Lender or the Subordinated Indebtedness Representative or any other representative of such Subordinated Lender accelerates maturity of the Subordinated Notes, then such Subordinated Lender or the Subordinated Indebtedness Representative or other representative shall give prompt (and in any event within three (3) Business Days) notice thereof in writing to the holders of the Senior Indebtedness or the Senior Indebtedness Representative. Neither the Borrower nor any Subsidiary may pay the Subordinated Notes until ten
(10) Business Days after the Senior Indebtedness Representative receives the notice described above and, after that ten (10) Business Day period, may pay the Subordinated Notes and the Subordinated Lenders may receive or collect such payment only if the provisions of this Agreement do not prohibit such payment at that time.

         (b) Each Subordinated Lender agrees that in the event any Subordinated Credit Agreement Event of Default shall occur, and as a result thereof, any Subordinated Lender or the Subordinated Indebtedness Representative or any other representative of such Subordinated Lender intends to commence any Enforcement Action, then such Subordinated Lender or the Subordinated Indebtedness Representative or other representative shall first deliver notice thereof in writing to the Senior Indebtedness Representative both (i) not less than ten
(10) days prior to taking any such Enforcement Action and (ii) one (1) Business Day after such Enforcement Action is taken.

         (c) Each Senior Lender agrees that in the event any Senior Credit Agreement Event of Default shall occur, and as a result thereof, any Senior Lender or the Senior Indebtedness Representative or any other representative of such Senior Lender accelerates maturity of the Senior Indebtedness, then such Senior Lender or the Senior Indebtedness Representative or other representative shall use reasonable efforts to give prompt (and in any event within three (3) Business Days) notice thereof in writing to the holders of the Subordinated Notes or the Subordinated Administrative Agent, but there shall be no liability for failure to deliver such notice.

         (d) Each Senior Lender agrees that in the event any Senior Credit Agreement Event of Default shall occur, and as a result thereof, any Senior Lender or the Senior Indebtedness Representative or other representative of such Senior Lender intends to commence any Enforcement Action, then such Senior Lender or the Senior Indebtedness Representative or other representative shall use reasonable efforts to give notice thereof in writing to the Subordinated Administrative Agent within one (1) Business Day after such Enforcement Action is taken, but there shall be no liability for failure to deliver such notice.

     Section 2.10 Reinstatement. Subject to the provisions of this Section 2.10, the provisions of this Agreement shall remain in force and effect until the termination of this Agreement pursuant to Section 5.02. To the extent any payment of or distribution in respect of the Senior Indebtedness (whether by or on behalf of the Borrower or any of its Subsidiaries, as proceeds of security or enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to the Borrower or any Subsidiary or any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment or distribution is recovered by, or paid over to, the Borrower or any Subsidiary or such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred and the provisions of this Agreement shall continue to be applicable in respect of said reinstated Senior Indebtedness.

     Section 2.11 Rights of Holders of the Senior Indebtedness. The holders of the Senior Indebtedness may, at any time and from time to time, subject to the terms of the Senior Indebtedness, without the consent of or notice to the Subordinated Lenders or the Subordinated Indebtedness Representative or any other representative of the Subordinated Lenders, without incurring responsibility to the Subordinated Lenders and without impairing or releasing the subordination or other benefits provided in this Agreement or the obligations hereunder of the Subordinated Lenders to the holders of the Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew, increase (but with respect to the principal amount of the Senior Indebtedness, not in excess of the cap provided for in clause (a) of the definition of "Senior Indebtedness"), alter or amend, Senior Indebtedness or any instrument evidencing the same or any covenant or agreement under which Senior Indebtedness is outstanding or secured or any liability of any obligor thereon; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness to the extent currently permitted under the terms of the Senior Credit Agreement, but any sale, exchange or release of property pledged, mortgaged or otherwise securing Senior Indebtedness in contravention of such currently existing provisions can only be made with the prior written consent of the Subordinated Indebtedness Representative; (c) settle or compromise any Senior Indebtedness or any liability of any obligor thereon or release any Person liable in any manner for the payment of Senior Indebtedness; and (d) waive any default under Senior Indebtedness and exercise or refrain from exercising any rights against the Borrower, any Subsidiary or any other Person. The foregoing provisions are not intended to permit a change to the definition of "Senior Indebtedness".

     Section 2.12 Modification of Subordinated Obligations. The Borrower, the Subordinated Administrative Agent, and the Subordinated Lenders agree that without the prior written consent of the Senior Indebtedness Representative and the Required Senior Lenders, they will not renew, extend, modify or amend the Subordinated Credit Agreement or any of the instruments or documents relating to the Subordinated Obligations to (i) increase the maximum principal amount of the debt to be advanced or outstanding under the Subordinated Credit Agreement to more than $50,000,000 (other than increases in principal resulting from the capitalization of interest, fees, expenses or indemnities), (ii) except in connection with the imposition of a default rate of interest in accordance with the terms of the Subordinated Loan Documents and increases that require payment of the interest with respect to such increase only in kind and not in cash, securities or other property, increase the interest rate by more than two percent (2%) per annum, (iii) change the maturity date, (iv) increase the frequency or amount of mandatory repayments due pursuant to the Subordinated Loan Documents, (v) increase the frequency of or change to be earlier in the calendar quarter the dates upon which payments of interest on the Subordinated Obligations are due, (vi) change or add any event of default or any covenant under or with respect to the Subordinated Obligations, (vii) change any redemption or prepayment provisions of the Subordinated Obligations, (viii) subordinate the Subordinated Obligations to any other indebtedness, or (ix) change or amend any other term of the Subordinated Loan Documents if such change or amendment would result in a Senior Indebtedness Default, increase the obligations of the Borrower or any guarantor of the Subordinated Indebtedness or confer additional material rights on Subordinated Lender or any other holder of the Subordinated Indebtedness in a manner adverse to the Borrower unless with respect to the foregoing clause (vi) such change or amendment is necessary to maintain the same relative position with respect to a corresponding provision of any Senior Loan Document.

     Section 2.13 Amendments. No amendment of this Agreement or the definitions used in this Agreement, or which would have the effect of modifying this Agreement or the definitions used in this Agreement, shall be effective unless it is in writing and complies with Section 5.03.

     Section 2.14 Identity of Subordinated Lenders and Senior Lenders for Notice Purposes.

         (a) For purposes of any notice required or permitted to be given hereunder by the holders of the Senior Indebtedness or the Senior Indebtedness Representative to the Subordinated Lenders, or any of them, the holders of the Senior Indebtedness and the Senior Indebtedness Representative shall be entitled to rely, conclusively, on the identity and address of each Subordinated Lender as set forth in the Subordinated Credit Agreement or as otherwise set forth in the most recent notice received by the Senior Indebtedness Representative from a Subordinated Lender referring to the Subordinated Credit Agreement for purposes of providing the identity and address of each Subordinated Lender. The
Subordinated  Lenders  agree  that  any  notice  required  to be  given  to  the
Subordinated Lenders shall be effective if such notice is given to the Subordinated Indebtedness Representative or other representative of the
Subordinated Lenders. For so long as the Subordinated Obligations are outstanding, the Subordinated Lenders agree to designate and maintain an agent or other representative for such purposes.

         (b) For purposes of any notice required or permitted to be given hereunder by the holders of the Subordinated Obligations or the Subordinated Administrative Agent to the Senior Lenders, or any of them, the holders of the Subordinated Obligations and the Subordinated Administrative Agent shall be entitled to rely, conclusively, on the identity and address of each Senior Lender as set forth in the Senior Credit Agreement or as otherwise set forth in the most recent notice received by the Subordinated Administrative Agent from a Senior Lender referring to the Senior Credit Agreement for purposes of providing the identity and address of each Senior Lender. The Senior Lenders agree that any notice required to be given to the Senior Lenders shall be effective if such notice is given to the Senior Indebtedness Representative or other representative of the Senior Lenders. For so long as the Senior Indebtedness is outstanding, the Senior Lenders agree to designate and maintain an agent or other representative for such purposes.

Section 2.15      Liens.

         (a) All Liens granted by the Borrower, or, if applicable, any Guarantor, which at any time secure the Subordinated Credit Agreement, any Subordinated Note or any other Subordinated Loan Document are hereby made, and will at all times prior to the Payment in Full of Senior Indebtedness be, subject and subordinate to all Liens granted by the Borrower or any Guarantor which at any time secure the Senior Indebtedness, which subordination shall be effective whether or not all such Liens securing Senior Indebtedness have been properly recorded, filed and otherwise perfected prior to all such Liens securing any Subordinated Note and regardless of the relative priority of such Liens as determined without regard to this Agreement. The mortgages included in the Senior Loan Documents do (and other mortgages, security agreements and similar Senior Loan Documents may) describe the indebtedness secured thereby in a manner which might include indebtedness other than the Senior Indebtedness. For so long as any Subordinated Note is outstanding, as between the Subordinated Lenders and the holders of the Senior Indebtedness, only the Senior Indebtedness shall be deemed to be secured by any Liens granted under the Senior Loan Documents.

         (b) Each Subordinated Lender agrees that it will not initiate, join in or prosecute any claim, action or other proceeding challenging the validity or enforceability of the Senior Indebtedness or the Liens securing the Senior Indebtedness. Furthermore, each Subordinated Lender agrees that if the Senior Indebtedness Representative shall take any Enforcement Action respecting any collateral under the Senior Indebtedness, the Subordinated Lenders will not enjoin or otherwise interfere with such Enforcement Action.

         (c) The Subordinated Indebtedness Representative agrees to promptly release all Liens granted by the Borrower, or, if applicable, any Guarantor, which at any time secure the Subordinated Credit Agreement, any Subordinated Note or any other Subordinated Loan Document if such release is authorized by the terms of the Senior Loan Documents.

Section 2.16      Legend.

         (a) Each Subordinated Note shall be conspicuously inscribed with a legend substantially in the form and substance as follows:

         PAYMENT OF THIS INSTRUMENT SHALL, TO THE EXTENT SET FORTH IN THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED JANUARY 31, 2008 BY AND AMONG SOCIETE GENERALE, AS SENIOR ADMINISTRATIVE AGENT, SOCIETE GENERALE, AS SUBORDINATED ADMINISTRATIVE AGENT AND ABRAXAS ENERGY PARTNERS, L.P., BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS, THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT BEING INCORPORATED HEREIN AND BY THIS REFERENCE BEING MADE A PART HEREOF.

         (b) The Borrower and each Subordinated Lender or the Subordinated Indebtedness Representative or other representative of the Subordinated Lenders shall cause each mortgage, security agreement and other instrument securing all or any part of the Subordinated Obligations to be conspicuously inscribed with a legend substantially in the form and substance as follows:

         ALL LIENS GRANTED BY, AND THE INDEBTEDNESS SECURED BY, THIS INSTRUMENT SHALL, TO THE EXTENT SET FORTH IN THE INTERCREDITOR AND SUBORDINATION AGREEMENT JANUARY 31, 2008 BY AND AMONG SOCIETE GENERALE, AS SENIOR ADMINISTRATIVE AGENT, SOCIETE GENERALE, AS SUBORDINATED ADMINISTRATIVE AGENT AND ABRAXAS ENERGY PARTNERS, L.P., BE SUBORDINATE AND JUNIOR TO ALL LIENS GRANTED BY GRANTOR TO SECURE THE SENIOR INDEBTEDNESS REGARDLESS OF THE RELATIVE PRIORITY OF SUCH LIENS, SUCH INTERCREDITOR AGREEMENT BEING INCORPORATED HEREIN AND BY THIS REFERENCE BEING MADE A PART HEREOF.

     Section 2.17 Successors and Assigns. Each Subordinated Lender acknowledges and agrees that the provisions of this Agreement are, and are intended to be, an inducement and a consideration to each holder of the Senior Indebtedness to make, extend and continue the Senior Indebtedness, and each holder of the Senior Indebtedness shall be deemed conclusively to have relied upon the provisions of this Agreement in permitting the Borrower to incur the Subordinated Obligations and in making, extending, continuing and/or acquiring such Senior Indebtedness. This Agreement shall pass to and be fully binding upon the successors and assigns of each Subordinated Lender and shall inure to the benefit of the present and future holders of the Senior Indebtedness and the Senior Indebtedness Representative and their respective successors and assigns (including without limitation any Person refinancing any Senior Indebtedness).

     Section 2.18 Rights of Subordinated Lenders as Unsecured Creditors. Except as otherwise provided herein, in any Insolvency Proceeding, the Subordinated Indebtedness Representative and the Subordinated Lenders may exercise their respective rights and remedies as unsecured creditors against the Borrower and any Guarantor in accordance with the Subordinated Loan Documents and applicable law; provided that any payment received or judgment Lien obtained and all rights and remedies in respect of any such payment or judgment Lien obtained by the Subordinated Indebtedness Representative or any Subordinated Lender shall be subject in all respects to the terms of this Agreement.

                                  ARTICLE III
                             RELIANCE; WAIVERS; ETC.

     Section 3.01 Reliance. The Senior Loan Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Subordinated Administrative Agent expressly waives all notice of the acceptance of and reliance on this Agreement by the Senior Lenders.

     Section 3.02 No Warranties or Liability. The Subordinated Administrative Agent and the Senior Administrative Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Senior Loan Document. Except as otherwise provided in this Agreement, the Subordinated Administrative Agent and the Senior Administrative Agent will be entitled to manage and supervise their respective extensions of credit to the Borrower in accordance with law and their usual practices, modified from time to time as they deem appropriate.

     Section 3.03 No Waivers. Except as provided in Section 5.03, no right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by the Borrower or any of its Subsidiaries with the terms and conditions of any of the Senior Loan Documents.

                                   ARTICLE IV
                           OBLIGATIONS UNCONDITIONAL

     Section 4.01 Senior Indebtedness Unconditional. All rights of the Senior Administrative Agent and the Senior Lenders hereunder, and all agreements and obligations of each of the Subordinated Administrative Agent, Subordinated Lenders, the Borrower and the Guarantors under the Senior Loan Documents (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of any Senior Loan Document;

         (b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Senior Indebtedness, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Senior Loan Document;

         (c) prior to the Payment in Full of Senior Indebtedness, and except as provided in Section 2.11(b), any exchange, release, voiding, avoidance or non-perfection of any security interest in any collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Senior Indebtedness or any guarantee thereof; or

         (d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) the Borrower or any Guarantor in respect of the Senior Indebtedness or (ii) the Subordinated Indebtedness Representative, any Subordinated Lender, the Borrower or any Guarantor, to the extent applicable, in respect of this Agreement.

                                   ARTICLE V
                                  MISCELLANEOUS

     Section 5.01 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Senior Loan Document or the Subordinated Loan Documents, the provisions of this Agreement shall govern.

     Section 5.02 Continuing Nature of Provisions; Termination. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until, but, subject to Section 2.10, shall automatically terminate and be of no further force or effect on, the earlier to occur of (i) the date upon which the Senior Indebtedness has been paid in full in cash, all commitments of any holder of Senior Indebtedness to make loans or extensions of credit have terminated, and all letters of credit issued by any holder of Senior Indebtedness have expired, terminated or been fully collateralized in cash and (ii) to the extent not in violation of this Agreement, the date that the Subordinated Obligations have been paid in full. This is a continuing agreement and the Senior Lenders and the Subordinated Lenders may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Borrower or any Guarantor on the faith hereof.

     Section 5.03 Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the Senior Indebtedness Representative, the Subordinated Indebtedness Representative and, only if the rights or duties of the Borrower or any Guarantor are directly affected thereby, such Person.

     Section 5.04 Information Concerning Financial Condition of the Borrower. The Subordinated Administrative Agent and the Senior Administrative Agent each hereby assume responsibility for keeping itself informed of the financial condition of the Borrower and each of the Guarantors and all other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness or the Subordinated Obligations. The Subordinated Administrative Agent and the Senior Administrative Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Subordinated Administrative Agent or the Senior Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (1) to provide any such information to such other party or any other party on any subsequent occasion, (2) to undertake any investigation not a part of its regular business routine, or (3) to disclose any other information.

     Section 5.05 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

     Section   5.06   Submission   to   Jurisdiction;   Waiver  of  Jury  Trial.

         (a) Submission to Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in New York City and of the United States District Court for the Southern District of the State of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Senior Lender may otherwise have to bring any action or proceeding relating to this Agreement or any Senior Loan Documents against the Borrower or any Guarantor or its properties in the courts of any jurisdiction.

         (b) The Borrower and the Subordinated Administrative Agent hereby irrevocably and unconditionally waive to the fullest extent permitted by applicable law (x) any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section 5.06 and (y) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.07. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         (d) EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HEREBY AGREES AND CONSENTS THAT THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     Section 5.07 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

     Section 5.08 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Senior Lenders and Subordinated Lenders and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any collateral. All references to any Person shall include such Person as debtor-in-possession and any receiver or trustee for such Person in any Insolvency Proceeding.

     Section 5.09 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 5.10 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 5.11 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it has been executed by each party hereto.

     Section 5.12 Consent to Incurrence of Senior Indebtedness. Notwithstanding any provision of the Subordinated Loan Documents to the contrary, the Subordinated Administrative Agent and each of the Subordinated Lenders consents to the incurrence of the Senior Indebtedness in amounts up to the caps on the principal amount thereof set forth in the definition of Senior Indebtedness.

     Section 5.13 Senior Administrative Agent Acting as Bailee and Agent. The Senior Administrative Agent may from time to time, in order to perfect a security interest in certain collateral securing the Senior Indebtedness, hold possession of stock certificates or other collateral in which a security interest can be perfected by possession or may enter into a control agreement with respect to collateral in which a security interest can be perfected by having control. For purposes of perfecting the junior and subordinate lien of the Subordinated Lenders in such collateral, the Senior Administrative Agent agrees to also hold such certificates or other collateral as agent and bailee for the Subordinated Lenders, subject to the provisions of this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Senior Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Subordinated Lender or the Subordinated Administrative Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Senior Administrative Agent.

     Section  5.14  Purchase  of Senior  Indebtedness.  The Senior  Indebtedness
Representative, on behalf of itself and the Senior Lenders (and, where appropriate with regard to the Eligible Hedge Contracts, their respective

Affiliates), and the Borrower hereby agree with the Subordinated Lenders that, if the Senior Indebtedness Representative delivers a Payment Default Notice to the Subordinated Administrative Agent or the Subordinated Lenders, then the Subordinated Lenders may (but shall not be obligated to) purchase the Senior Indebtedness and all of the rights, titles and interests of the Senior Indebtedness Representative and the Senior Lenders under the Senior Loan Documents, by giving notice of Subordinated Lenders' intent to buy within ten days after delivery of such Payment Default Notice and consummating such sale within thirty days after the delivery of such Payment Default Notice for a price in immediately available funds equal to the unpaid principal of and accrued interest on the Senior Indebtedness, all other amounts then due to the Senior Indebtedness Representative and the Senior Lenders under the Senior Loan Documents and all unpaid amounts and termination payments due to the Senior Lenders (and their respective Affiliates, where appropriate) of the Eligible Hedge Contracts, all subject to documents reasonably acceptable to the Senior Indebtedness Representative, the Senior Lenders and the Subordinated Lenders, but without any necessity for any consent from the Borrower or any Guarantor.

                    [Signature Pages Begin on the Next Page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                      SOCIETE GENERALE, as Senior
                                      Administrative Agent for
                                      and on behalf of the Senior
                                      Lenders

                                      By:______________________________________
                                           Elena Robciuc
                                           Director


                                      Address for Notices:

                                      Societe Generale
                                      1111 Bagby Street, Suite 2020
                                      Houston, Texas 77002
                                      Attention:  Cameron Null
                                      Telephone:  713-759-6347
                                      Facsimile:  713-650-0824
                                      E-Mail:  cameron.null@sgcib.com

                                      SOCIETE GENERALE,  as Subordinated
                                      Administrative Agent for and on behalf of the Subordinated Lenders

                                      By:______________________________________
                                         Elena Robciuc
                                         Director


                                      Address for Notices:

                                      Societe Generale
                                      1111 Bagby Street, Suite 2020
                                      Houston, Texas 77002
                                      Attention:  Cameron Null
                                      Telephone:  713-759-6347
                                      Facsimile:  713-650-0824
                                      E-Mail:  cameron.null@sgcib.com

                                      ABRAXAS ENERGY PARTNERS, L.P.
                                      By:      Abraxas General Partner, LLC,
                                                            its general partner



                                      By:_____________________________________
                                           Barbara M. Stuckey
                                           President and Chief Operating Officer


                                      Address for Notices:

                                      c/o Abraxas Energy Partners, L.P.
                                      500 N. Loop 1604 East, Suite 100
                                      San Antonio, Texas 78232
                                      Attention: Barbara M. Stuckey
                                      Facsimile: 210-490-8816